                                                                   Exhibit 99.27

                             [Name of Partnership]


                                  CONSENT FORM


   Reference is made to the Prospectus/Consent Solicitation Statement dated October __, 1998, and the Transmittal Letter attached hereto, sent with this Consent Form to obtain consent to Host Marriott, L.P.'s proposed acquisition by merger (the "Merger") of [Partnership Abbreviation] and certain amendments to the partnership agreement of [Partnership Abbreviation]. The undersigned hereby votes as set forth below with respect to all Partnership Units which the undersigned may be entitled to vote. Please put an "X" in the appropriate box to vote "FOR" the Merger, "AGAINST" the Merger or to "ABSTAIN" from voting with respect to the Merger. Please put an "X" in the appropriate box to vote "FOR" the amendments to the partnership agreement, "AGAINST" the amendments to the partnership agreement or to "ABSTAIN" with respect to the amendments to the partnership agreement.


      [_] "FOR" my Partner-     [_] "AGAINST" my Partner-    [_] "ABSTAIN" from
          ship's participation      ship's participation         voting with
          in the Merger.            in the Merger.               respect to the
                                                                 Merger.

      [_] "For" the amend-      [_] "AGAINST" the amend-     [_] "ABSTAIN" from
          ments to the              ments to the                 voting with
          partnership agreement.    partnership agreement.       respect to the
                                                                 amendments to
                                                                 the partnership
                                                                 agreement.

   In order to make certain that the Merger is approved, an [Partnership Abbreviation] Limited Partner who favors the Merger must vote FOR the Merger and FOR the amendments to the partnership agreement.

   In order to avoid withholding under FIRPTA and certain other applicable rules, an [Partnership Abbreviation] Limited Partner must execute and return with this Consent Form both the attached Certificate of Non-Foreign Status and Substitute Form W-9.

   This Consent Form must be completed and returned to [Partnership Abbreviation] in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on December __, 1998 or, upon notice, such later date as may be selected by the General Partner and the Operating Partnership.


-------------------------------------  -----------------------------------------
Signature of Limited Partner   Date    Signature of Co-Owner (if any)   Date


                                  PLEASE DATE; SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL, UNLESS YOUR NAME IS PRINTED INCORRECTLY.

              MAILING LABEL
   (Includes name of the Partnership)
TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO
POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 1-800-        .

   If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Merger and "FOR" for the amendments to the partnership agreement.

   By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated October __, 1998, furnished herewith.

   IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION, THE INFORMATION AGENT, AT 1-800-_______.

                           IMPORTANT TAX INFORMATION

  All holders of interests in the Partnerships ("Holders") should review the important tax information that is provided below regarding information which each Holder is required to provide to Host Marriott, L.P. ("Operating Partnership") and Host Marriott Corporation ("Host REIT"). This information must be provided in order to avoid the withholding of taxes on amounts received from the Operating Partnership or Host REIT by such Holders. Terms not otherwise defined herein have the meaning set forth in the Consent Solicitation.

  Substitute Form W9. Under federal income tax law, a Holder who elects to tender his interest in a Partnership to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership ("OP Units"), with the right to exchange such OP Units for a note issued by the Operating Partnership (a "Note") or shares of common stock of Host REIT ("Common Shares") in connection with the Mergers, may be subject to backup federal income tax withholding at the rate of 31% with respect to amounts received from the Operating Partnership or Host REIT, as the case may be. To prevent this withholding, a Holder must provide the Operating Partnership and Host REIT with such Holder's correct Taxpayer Identification Number ("TIN") by completing the attached Substitute Form W-9 certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) such Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of the failure to report all interest or dividends received by him or (2) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding. If such Holder is an individual, the TIN will be his Social Security number. The TIN of a Holder which is an entity will be that entity's Employer Identification Number. The attached Certificate of Awaiting Taxpayer Identification Number should be completed if the Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Operating Partnership and Host REIT are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service as well as withholding taxes.

  Additionally, foreign taxpayers who receive investment income from U.S. sources are subject to income tax withholding at a rate of 30% of the gross amount of such U.S. investment income. Failure to provide the information required on the attached Substitute Form W-9 may result in the Operating Partnership or Host REIT, as the case may be, being required to withhold 30% of any payments made to the foreign Holder or other payee which represent either such Holder's share of the Operating Partnership's investment income (in the case of a foreign Holder who retains his OP Units received in the Mergers) or dividend payments (in the case of a foreign Holder who elects to exchange his OP Units for Common Shares).

  Certificate Of Non-Foreign Status. The Internal Revenue Code requires that taxes be withheld on certain amounts payable to foreign persons by domestic partnerships or by reason of a sale of certain U.S. real property interests (including distributions by the Operating Partnership or Host REIT, as the case may be, attributable to gain from the sale or exchange of U.S. real property interests). In order for a Holder to avoid having withholding taxes deducted from payments that will be received from the Operating Partnership or Host REIT, as the case may be, such Holder must certify under penalties of perjury the following information on the attached Certificate of Non-Foreign
Status: 1) the Holder is not a foreign person; 2) the Holder's TIN; 3) the Holder's address; and 4) the Holder will notify the Operating Partnership or Host REIT, as the case may be, within sixty (60) days of a change in Holder's foreign status. A failure to provide the Operating Partnership or Host REIT with a complete and signed copy of the Certificate of Non-Foreign Status may result in the required withholding of up to 39.6% (with regard to an individual) or 35% (with regard to an entity) of any payments made to the Holder or other payee.

  The attached Certificate of Non-Foreign Status must be completed by all Holders regardless of whether such Holders retain the OP Units received in the Mergers or elect to exchange such OP Units for Notes or Common Shares in connection with the Mergers.

  What Number to Give the Operating Partnership and Host REIT. As discussed above, the Holder is required to give the Operating Partnership and Host REIT the Social Security number or employer identification number of the record holder of the partnership interests tendered hereby. If the interests are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number" for additional guidance on which number to report on the attached documents.

  EACH HOLDER IS STRONGLY URGED TO CONSULT WITH HIS OWN TAX ADVISORS TO DETERMINE THE APPLICATION OF THE TAX WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO HIS PERSONAL TAX SITUATION.

                              HOST MARRIOTT, L.P.

                           HOST MARRIOTT CORPORATION

                       CERTIFICATE OF NON-FOREIGN STATUS
                                FOR INDIVIDUALS

  To inform Host Marriott, L.P. and Host Marriott Corporation that withholding of tax is not required under Sections 1445 and 1446 of the Internal Revenue Code upon amounts received by me from Host Marriott, L.P. or Host Marriott Corporation, I, the undersigned, hereby certify the following:

    1. I am not a nonresident alien for purposes of U.S. income taxation;

    2. My U.S. taxpayer identifying number (Social Security Number) is:
       ________________; and

    3. My current home address is as follows: ___________________________

       __________________________________________________________________.

  I hereby agree that if I become a nonresident alien, I will notify Host Marriott, L.P. (if I hold units of interest in, or a note issued by, Host Marriott, L.P.) or Host Marriott Corporation (if I hold shares of common stock of Host Marriott Corporation) within sixty (60) calendar days of doing so. I understand that this certification may be disclosed to the Internal Revenue Service by Host Marriott, L.P. or Host Marriott Corporation and that any false statement I have made here could be punished by fine, imprisonment, or both.

  Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

    SIGNATURE _________________________       Date ____________________________

    PRINT NAME ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF UP TO 39.6 PERCENT OF ANY PAYMENTS MADE TO YOU BY HOST MARRIOTT, L.P. OR HOST MARRIOTT CORPORATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL DETAILS.

                              HOST MARRIOTT, L.P.

                           HOST MARRIOTT CORPORATION

                       CERTIFICATE OF NON-FOREIGN STATUS
                                 FOR ENTITIES

  To inform Host Marriott, L.P. and Host Marriott Corporation that withholding of tax is not required by Sections 1445 and 1446 of the Internal Revenue Code upon amounts received by ____________ from Host Marriott, L.P. or Host Marriott Corporation, the undersigned hereby certifies the following on behalf of _____________:

    1. ___________ is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

    2. ___________'s U.S. employer identifying number is: __________;and

    3. ___________'s office address is: _________________________________

       __________________________________________________________________.

          hereby agrees to notify Host Marriott, L.P. (if __________ holds units of interest in, or a note issued by, Host Marriott, L.P.) or Host Marriott Corporation (if __________ holds shares of common stock of Host Marriott Corporation) within sixty (60) calendar days of the date becomes a foreign person. __________ understands that this certification may be disclosed to the Internal Revenue Service by Host Marriott, L.P. or Host Marriott Corporation and that any false statement made here could be punished by fine, imprisonment, or both.

  Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this
document on behalf of            .

    SIGNATURE _________________________     Date ______________________________

    PRINT NAME ________________________

    TITLE _____________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 35 PERCENT OF ANY PAYMENTS MADE TO YOU BY HOST MARRIOTT, L.P. OR HOST MARRIOTT CORPORATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL DETAILS.

                              HOST MARRIOTT, L.P.

                           HOST MARRIOTT CORPORATION

                                          -------------------------------------
                                          Social Security Number

                                          or

                                          -------------------------------------
                                          Employer Identification Number

SUBSTITUTE                           Part 1--PLEASE PROVIDE YOUR TIN ABOVE AND
                                          CERTIFY BY SIGNING AND DATING BELOW.
Form W-9

                                     ------------------------------------------

Department of the Treasury           Part 2--Certification--Under Penalties of
Internal Revenue Service                  Perjury, I certify that:

                                     (1)  The number shown on this form is my
                                          correct Taxpayer Identification
                                          Number (or I am waiting for a number
                                          to be issued to me) and

Payer's Request for Taxpayer         (2)  I am not subject to backup
Identification Number ("TIN")             withholding withholding either
                                          because I have not been notified by
                                          the Internal Revenue Service ("IRS")
                                          that I am subject to backup
                                          withholding as a result of failure
                                          to report all interests or
                                          dividends, or the IRS has notified
                                          me that I am no longer subject to
                                          backup withholding.


                                     Part 3--Awaiting TIN [_]
-------------------------------------------------------------------------------

Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

    SIGNATURE _______________________       Date ____________________________

    PRINT NAME ______________________

    ADDRESS _________________________

    _________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN WITHHOLDING OF UP TO 31 PERCENT OF ANY PAYMENTS MADE TO YOU BY HOST MARRIOTT, L.P. OR HOST MARRIOTT CORPORATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
OF SUBSTITUTE FORM W-9.
-------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

    SIGNATURE _____________________       Date __________________________
-------------------------------------------------------------------------------

                        GUIDELINES FOR CERTIFICATION OF
                         TAXPAYER IDENTIFICATION NUMBER

Guidelines for Determining the Proper Identification Number to Give the Payer-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-000-000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to insert on the applicable form.

--------------------------------------------------------------------------------
For this type of account:            Give the
                                     SOCIAL SECURITY
                                     number of--
--------------------------------------------------------------------------------

1. An individual's account               The individual
2. Two or more individuals               The actual owner of the account or, if
     (joint account)                     combined funds, any one of the individuals
3. Husband and wife                      The actual owner of the account or, if joint
     (joint account)                     funds, either person
4. Custodian account of a minor          The minor
     (Uniform Gift to Minors Act)
5. Adult and minor                       The adult or, if the minor is the only
     (joint account)                     contributor, the minor
6. Account in the name of guardian       The ward, minor, or incompetent person
     or committee for a designated
     ward, minor, or incompetent
     person
7. a. The usual revocable savings        The grantor-trustee
      trust account (grantor is also
      trustee)
   b. So-called trust account that is    The actual owner
      not a legal or valid trust under
      State law

-------------------------------------------------------------------------------
For this type of account:            Give the
                                     EMPLOYER IDENTIFICATION
                                     number of --
-------------------------------------------------------------------------------

 8. Sole proprietorship account          The owner
 9. A valid trust, estate, or            The legal entity (Do not furnish furnish the
    pension trust                        identifying number of the personal
                                         representative or trustee unless the legal
                                         entity itself is not designated in the account
                                         title.)
10. Corporate account                    The corporation
11. Religious, charitable, or            The organization
    educational organization
    account
12. Partnership account held in          The partnership
    the name of the business
13. Association, club, or other          The organization
    tax-exempt organization
14. A broker or registered nom-          The broker or nominee
    inee
15. Account with the Department          The public entity
    of Agriculture in the name
    of a public entity (such as
    a State or local government,
    school district, or prison)
    that receives agricultural
    program payments
-------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.